Dreyfus
New Leaders Fund, Inc.



ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         New Leaders Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New Leaders Fund, Inc., covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the small-cap sector of the U.S. stock market posted negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus New Leaders Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2001, Dreyfus New Leaders Fund, Inc. produced a total return of -9.56%.(1) This compares with a total return of 1.22% for the fund's benchmark, the Russell 2500 Index, during the same period.(2)

We attribute the fund's disappointing performance primarily to a challenging stock market environment, which saw the U.S. economy slow and corporate profits decline. For the most part, small- to midcap stocks provided better returns than their large-cap counterparts. Although the fund benefited somewhat from this trend, the relatively large average capitalization size of the fund's holdings caused performance to lag that of its benchmark along with declines in several individual holdings.

What is the fund's investment approach?

The fund invests primarily in a diversified group of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues. We consider factors that we believe are likely to affect a stock's performance, such as changes in a company' s management or organizational structure

Our investment approach targets both growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers who each make buy-and-sell recommendations within their respective areas of expertise.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

U.S. economic activity slowed throughout the reporting period, and for the first time since the early 1990s, the economy slipped into recession. The slowing economy caused earnings and revenues to fall among a wide range of companies and industries. Disappointing financial results drove most stock prices lower, causing broad market indices, such as the S&P 500 Index and the Dow Jones Industrial Average, to suffer declines.

Small-cap and midcap stocks fared generally better than larger stocks for a variety of reasons. First, many smaller companies offered better prospects for growth at lower valuations than larger companies. In addition, small-cap and midcap stocks benefited from declining interest rates, which enabled them to gain affordable access to business capital.

Historically, the fund has tended to emphasize stocks in the upper end of the Russell 2500 Index' s capitalization range, because they are often better established and more financially stable yet offer many of the same opportunities for growth and value investing. During 2001, however, the smallest stocks in the Russell 2500 Index produced most of the Russell 2500 Index's gains. As a result, the fund' s relatively large average capitalization size caused it to produce lower returns than the Russell 2500 Index, primarily in the financials, consumer-related stocks and producer durables industry groups.

Within the financial services group, the fund benefited from its investments in a small number of stocks such as regional bank Dime Bancorp and consumer lender AmeriCredit. However, these gains were outweighed by the disappointing performance of a variety of insurers such as Everest Reinsurance and Partner Re, diversified financial company Nationwide Financial Services and savings thrift GreenPoint Financial. Results also suffered because the fund held a smaller percentage of consumer cyclical stocks than the Russell 2500 Index, an area that performed relatively well. Finally, in the producer durables area, returns declined primarily because of weakness among manufacturers of equipment for the energy and telecommunications industries such as Hanover Compressor and PowerOne. On the other hand, the fund succeeded in compensating for some of these losses by achieving better than average returns in the materials and processing sector, one of the fund's best performing sectors. The performance of the sector was driven by International Flavors & Fragrances, the dominant worldwide manufacturer of fragrances for consumer products.

What is the fund's current strategy?

As of the end of the reporting period, we have emphasized investments in technology stocks that we believe are positioned to benefit from renewed U.S. economic growth, energy stocks that we believe are selling at attractive prices, and health care stocks in companies with strong fundamentals and reasonable valuations. At the same time, we have de-emphasized investments in interest-rate-sensitive financial stocks, consumer cyclicals that could be hurt by declining consumer confidence and utilities that face the prospect of increasing re-regulation. Of course, we are prepared to change the fund's composition as market conditions change. Nonetheless, we remain committed to our disciplined approach to investing in small- and midcap stocks of companies that, in our view, are new leaders in their industries.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Leaders Fund, Inc. and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (9.56)%             9.16%            11.68%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW LEADERS FUND, INC. ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--96.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--5.6%

ARAMARK, Cl. B                                                                                  172,500                4,640,250

CDW Computer Centers                                                                            240,000  (a)          12,890,400

Moody's                                                                                         200,000                7,972,000

W.W Grainger                                                                                    170,000                8,160,000

                                                                                                                      33,662,650

CONSUMER DURABLES--1.4%

Electronic Arts                                                                                 140,000  (a)           8,393,000

CONSUMER NON-DURABLES--5.3%

International Flavors & Fragrances                                                              450,000               13,369,500

Pepsi Bottling Group                                                                            340,000                7,990,000

UST                                                                                             300,000               10,500,000

                                                                                                                      31,859,500

CONSUMER SERVICES--6.2%

MGM Mirage                                                                                      245,000  (a)           7,073,150

Sabre Holdings                                                                                  100,000  (a)           4,235,000

Starwood Hotels & Resorts Worldwide                                                             300,000                8,955,000

USA Networks                                                                                    385,000  (a)          10,514,350

Westwood One                                                                                    215,000  (a)           6,460,750

                                                                                                                      37,238,250

ELECTRONIC TECHNOLOGY--11.9%

Advanced Fibre Communications                                                                   365,000  (a)           6,449,550

Conexant Systems                                                                                600,000  (a)           8,616,000

NVIDIA                                                                                          250,000  (a)          16,725,000

National Semiconductor                                                                          235,000  (a)           7,235,650

Novellus Systems                                                                                215,000  (a)           8,481,750

Rockwell Collins                                                                                425,000                8,287,500

Sanmina-SCI                                                                                     450,000  (a)           8,955,000

Waters                                                                                          185,000  (a)           7,168,750

                                                                                                                      71,919,200

ENERGY MINERALS--3.5%

Anadarko Petroleum                                                                              125,000                7,106,250

GlobalSantaFe                                                                                   150,000                4,278,000

Ocean Energy                                                                                    495,000                9,504,000

                                                                                                                      20,888,250

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--17.2%

AmeriCredit                                                                                     325,000  (a)          10,253,750

Banknorth Group                                                                                 515,000               11,597,800

Dime Bancorp                                                                                    500,000               18,040,000

First Tennessee National                                                                        335,000               12,147,100

First Virginia Banks                                                                            200,000               10,152,000

GreenPoint Financial                                                                            245,000                8,758,750

John Hancock Financial Services                                                                 285,000               11,770,500

Nationwide Financial Services, Cl. A                                                            230,000                9,535,800

Protective Life                                                                                 400,000               11,572,000

                                                                                                                     103,827,700

HEALTH SERVICES--5.8%

AdvancePCS                                                                                      300,000  (a)           8,805,000

HEALTHSOUTH                                                                                     600,000  (a)           8,892,000

Lincare Holdings                                                                                295,000  (a)           8,451,750

Oxford Health Plans                                                                             285,000  (a)           8,589,900

                                                                                                                      34,738,650

HEALTH TECHNOLOGY--6.1%

Mylan Laboratories                                                                              335,000               12,562,500

St. Jude Medical                                                                                165,000  (a)          12,812,250

Teva Pharmaceutical Industries, ADR                                                             190,000               11,709,700

                                                                                                                      37,084,450

INDUSTRIAL SERVICES--3.2%

BJ Services                                                                                     200,000  (a)           6,490,000

ENSCO International                                                                             250,000                6,212,500

Weatherford International                                                                       185,000  (a)           6,893,100

                                                                                                                      19,595,600

MISCELLANEOUS--.1%

STI Holdings                                                                                     81,984  (a,b,c)         311,539

NON-ENERGY MINERAL--1.4%

Placer Dome                                                                                     800,000                8,728,000

PROCESS INDUSTRIES--5.7%

Bemis                                                                                           150,000                7,377,000

Bowater                                                                                         175,000                8,347,500


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Engelhard                                                                                       300,000                8,304,000

Pall                                                                                            425,000               10,225,500

                                                                                                                      34,254,000

PRODUCER MANUFACTURING--5.9%

American Standard Cos.                                                                          125,000  (a)           8,528,750

Cooper Industries                                                                               200,000                6,984,000

Fluor                                                                                           165,000                6,171,000

Johnson Controls                                                                                 80,000                6,460,000

Parker-Hannifin                                                                                 165,000                7,575,150

                                                                                                                      35,718,900

RETAIL TRADE--3.4%

Family Dollar Stores                                                                            400,000               11,992,000

Tiffany & Co.                                                                                   270,000                8,496,900

                                                                                                                      20,488,900

TECHNOLOGY SERVICES--9.3%

Anthem                                                                                          100,000                4,950,000

Intuit                                                                                          175,000  (a)           7,483,000

Laboratory Corporation of America Holdings                                                      150,000  (a)          12,127,500

Mercury Interactive                                                                             275,000                9,344,500

Microchip Technology                                                                            335,000  (a)          12,977,900

Rational Software                                                                               465,000  (a)           9,067,500

                                                                                                                      55,950,400

TRANSPORTATION--2.6%

Expeditors International of Washington                                                          140,000                7,973,000

Ryanair Holdings, ADR                                                                           250,000  (a)           8,012,500

                                                                                                                      15,985,500

UTILITIES--2.2%

Progress Energy                                                                                 220,000                9,906,600

Telephone and Data Systems                                                                       40,000                3,590,000

                                                                                                                      13,496,600

TOTAL COMMON STOCKS

   (cost $427,463,558)                                                                                               584,141,089

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--.2%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings

  Ser A, 6%, Cum. Conv.

   (cost $931,463)                                                                              243,385  (a,b,c)         924,863
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.70%, 1/3/2002                                                                               76,000                   75,996

   1.64%, 1/10/2002                                                                          10,346,000               10,342,275

   1.61%, 1/17/2002                                                                           6,115,000                6,110,842

   1.69%, 1/24/2002                                                                           6,128,000                6,121,872

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,649,749)                                                                                                 22,650,985
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $451,044,770)                                                            100.7%              607,716,937

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (4,052,942)

NET ASSETS                                                                                       100.0%              603,663,995

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $1,243,000)--SEE NOTE 1(C).

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
SECURITIES, WITH AN AGGREGATE VALUE OF $1,236,402 REPRESENTS .20% OF NET ASSETS

                            Acquisition  Purchase

Issuer                                                      Date         Price ($)         Net Assets (%)      Valuations ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings                                              1/3/95             3.83                .05                   3.80

STI Holdings,
    Ser. A, 6%, Cum. Conv.                       7/12/93-1/13/95             3.80                .15                   3.80

((+))THE VALUATION OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           451,044,770   607,716,937

Cash                                                                    245,127

Dividends receivable                                                    506,725

Receivable for shares of Common Stock subscribed                         38,492

Prepaid expenses                                                         24,586

                                                                    608,531,867
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           522,090

Payable for investment securities purchased                           3,232,475

Payable for shares of Common Stock redeemed                             811,076

Accrued expenses                                                        302,231

                                                                      4,867,872
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      603,663,995
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     446,371,633

Accumulated net realized gain (loss) on investments                     620,195

Accumulated net unrealized appreciation
  (depreciation) on investments                                     156,672,167
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      603,663,995
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      15,267,115

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   39.54

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $27,898 foreign taxes withheld at source)     5,743,795

Interest                                                             1,279,390

TOTAL INCOME                                                         7,023,185

EXPENSES:

Management fee--Note 3(a)                                            4,772,469

Shareholder servicing costs--Note 3(b)                               2,363,896

Custodian fees--Note 3(b)                                               52,967

Professional fees                                                       50,757

Directors' fees and expenses--Note 3(c)                                 47,470

Prospectus and shareholders' reports                                    38,559

Registration fees                                                       29,696

Loan commitment fees--Note 2                                            11,588

Miscellaneous                                                           12,428

TOTAL EXPENSES                                                       7,379,830

INVESTMENT (LOSS)                                                    (356,645)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                   20,947,438

Short sale transactions                                               (482,120)

NET REALIZED GAIN (LOSS)                                            20,465,318

Net unrealized appreciation (depreciation) on investments          (87,975,701)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (67,510,383)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (67,867,028)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (356,645)           (210,937)

Net realized gain (loss) on investments        20,465,318          93,811,643

Net unrealized appreciation (depreciation)
   on investments                             (87,975,701)        (37,050,432)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (67,867,028)         56,550,274
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (23,642,615)        (122,670,914)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  97,207,196         157,898,007

Dividends reinvested                           22,418,988         116,928,701

Cost of shares redeemed                      (122,286,365)       (184,308,709)

Redemption fee                                     23,962              61,695

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (2,636,219)         90,579,694

TOTAL INCREASE (DECREASE) IN NET ASSETS       (94,145,862)         24,459,054
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           697,809,857          673,350,803

END OF PERIOD                                 603,663,995          697,809,857
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,345,122           2,997,448

Shares issued for dividends reinvested            579,886           2,569,056

Shares redeemed                                (2,990,021)         (3,522,273)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (65,013)          2,044,231

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            45.51          50.67         41.31          44.35         40.74

Investment Operations:

Investment (loss)                                                (.02)(a)       (.02)(a)      (.04)(a)       (.10)         (.14)

Net realized and unrealized
   gain (loss) on investments                                   (4.37)          4.03         15.33          (1.78)         7.99

Total from Investment Operations                                (4.39)          4.01         15.29          (1.88)         7.85

Distributions:

Dividends from net realized gain
   on investments                                               (1.58)         (9.17)        (5.93)         (1.17)        (4.24)

Redemption fee added to paid-in capital                           .00(b)         .00(b)        .00(b)         .01            --

Net asset value, end of period                                  39.54          45.51         50.67          41.31         44.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (9.56)          8.60         37.42          (3.95)        19.54
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.16           1.10          1.13           1.14          1.12

Ratio of investment (loss)
   to average net assets                                         (.06)          (.03)         (.08)          (.21)         (.33)

Portfolio Turnover Rate                                        111.66          97.33         95.49         107.38         82.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         603,664        697,810       673,351        684,748       859,534

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  New  Leaders Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes non-controlled affiliated issuers during the period ended December 31, 2001:


                                                                     Shares
                                           -----------------------------------------------------------
                                            Beginning                                       End of         Dividend        Market
Name of Issuer                              of Period          Purchases     Sales          Period        Income ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings
    (Common)                                   81,984         --            --              81,984        --               311,539

STI Holdings
    (Conv. Preferred)                         243,385         --            --             243,385        --               924,863

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $620,195 and unrealized appreciation $156,672,167.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $0 and $20,604,066 and long-term capital gains $23,642,615 and $102,066,848.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $356,645 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2001, the fund was charged $1,590,823 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $310,863 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $52,967 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(e) During the period ended December 31, 2001, the fund incurred total brokerage commissions of $1,211,078, of which $77,400 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

The  following  summarizes  the  aggregate  amount  of  purchases  and  sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended December 31, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       678,542,549          678,536,614

Short sale transactions                   3,257,502            2,775,382

     TOTAL                              681,800,051          681,311,996

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At December 31, 2001, there were no securities sold short outstanding.

At December 31, 2001, accumulated net unrealized appreciation on investments was $156,672,167, consisting of $159,443,132 gross unrealized appreciation and $2,770,965 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New Leaders Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
February 8, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.3380 per share as a long-term capital gain distribution paid on December 20, 2001 and also designates $.2440 per share as a long-term capital gain distribution paid on March 28, 2001.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                 No. of Portfolios
Name (age)               Principal Occupation                   Other Directorships                              for which Board
Position, (held since)   During Past 5 Years                     And Affiliations                                 Member Serves
---------------------    -------------------                    ---------------------------                      -----------------

Joseph S. DiMartino (58) o Chairman of the Board of             o The Muscular Dystrophy Association                190
                         various funds
Chairman of the Board     in the Dreyfus Family of Funds        o Plan Vista Corporation (formerly
(1995)                                                            HealthPlan Services Corporation), a
                                                                  provider of marketing, adminstrative
                                                                  and risk management services to
                                                                  health and other benefit programs
                                                                o Carlyle Industries, Inc., button
                                                                  packager and distributor
                                                                o Century Business Services, Inc., a
                                                                  provider  of various outsourcing
                                                                  functions  for small and medium
                                                                  size companies
                                                                o The Newark Group, a privately held
                                                                  company  providing a national
                                                                  network of paper recovery facilities,
                                                                  paperboard mills and paperboard
                                                                  converting  plants
                                                                o QuikCAT.com, Inc., a private company
                                                                  engaged in the development of high
                                                                  speed movement, routing, storage and
                                                                  encryptionofdata across all modes of
                                                                  data transport

David W. Burke (65)      o Corporate Director and Trustee.                                                         62
Board member (1984)

Hodding Carter III (66)  o President and Chief Executive        o Avnet Inc., an electronics                        7
                           Officer of the John S. and             distributor
Board Member (1988)        James L. Knight Foundation           o Super Sol Limited, an Israeli
                         o President and Chairman of              supermarket chain
                           MainStreet TV (thru 1998)
                         o Knight Professor in Journalism
                           at the University of Maryland

Ehud Houminer (61)       o Professor and                                                                           21
Board Member (1994)        Executive-in-Residence
                           at the Columbia Business School,
                           Columbia University.
                         o Principal of Lear, Yavitz and
                           Associates, a management
                           consulting firm

Richard C. Leone (61)    o President of the Century                                                                  7
                           Foundation Member (1984)
                           (formerly, The Twentieth
                           Century Fund, Inc.) a tax exempt
                           research foundation engaged in
                           the study of economic, foreign
                           policy and domestic issues

Hans C. Mautner (64)     o Vice Chairman and Director                                                                7
Board Member (1984)        Simon Property Group, a real
                           estate investment company
                         o From 1997 to 1998, Chairman,
                           Chief Executive Officer of
                           Corporate Property Investors,
                           which merged into Simon Property
                           Group in September 1998

Robin A. Pringle (38)    o Senior Vice President of The                                                              7
Board Member (1995)        National Mentoring Partnership
                           (formerly, The One to  One
                           Partnership) a national non-
                           profit organization that seeks
                           to promote mentoring and economic
                           empowerment for at-risk youths.
                         o President of The Boisi Family
                           Foundation, a private family
                           foundation devoted to youths  and
                           higher education located in
                           New York City

John E. Zuccotti (64)    o Chairman of Brookfield                  o Applied Graphics Technologies                    7
Board Member (1984)        Financial Properties, Inc.
                         o Vice Chairman of Brookfield
                           Properties Corporation



Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Lawrence M. Green Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 28 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                     For More Information

                        Dreyfus New Leaders Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  085AR1201